                                    PIONEER
                            The one to remember(SM).


                                    PIONEER
                                    BALANCED
                                      FUND



                                     ANNUAL
                                     REPORT
                                    12/31/01




                                 [LOGO] PIONEER
                                        Investments(R)
                                 ---------------------
                                 One goal. Yours(SM).

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the President                                     1
      Portfolio Summary                                             2
      Performance Update                                            3
      Portfolio Management Discussion                               6
      Schedule of Investments                                       9
      Financial Statements                                         30
      Notes to Financial Statements                                36
      Report of Independent Public Accountants                     42
      Trustees, Officers and Service Providers                     43
      The Pioneer Family of Mutual Funds                           48
      Retirement Plans from Pioneer                                49
      Programs and Services for Pioneer Shareowners                51

  PIONEER'S NEW
  PRESIDENT
  Daniel T. Geraci recently joined Pioneer as President of Pioneer Investment Management, Inc., the arm of Pioneer responsible for managing our mutual fund portfolios and U.S. business interests.

  Earlier, Mr. Geraci served as a senior executive at Fidelity Investments and at Midland Walwyn Capital of Toronto (now Merrill Lynch Canada). He began his career with E.F. Hutton and Company.
  "Serving shareowners' interests has always been Pioneer's core value," Mr. Geraci said. "Today, we are redoubling our efforts to earn our customers' continued confidence as we pass through these challenging times."

     PIONEER BALANCED FUND
     LETTER FROM THE PRESIDENT 12/31/01
     DEAR SHAREOWNERS,
   -----------------------------------------------------------------------------
     I'm very pleased to be writing to you for the first time in my new role as president of Pioneer. I welcome this opportunity to offer a few thoughts as we move into what we all hope will be a more upbeat year for our nation.

     Americans have always been a resilient
     people, as evidenced by the tremendous
     surge of national unity that followed the terrorist attacks. That same resilient spirit can be seen in the historic capacity of our securities markets to regain their footing after disruptive events, a pattern that was repeated over the last months of 2001. At year-end, the markets seemed to be forecasting an end to the current recession, based on the belief that the combination of low interest rates and last year's tax relief measures can have a sizeable, positive impact on the economy.

     As part of the tax relief package,
     expanded contribution limits are now in
     effect for most retirement savings
     programs. For example, starting with the 2002 tax year, you can contribute up to $3,000 to an IRA, a big boost over the longstanding $2,000 limit. There are also broader contribution opportunities for participants in other retirement plans, including 401(k)s and 403(b)s. In addition, those age 50 and older may be able to make additional, "catch-up" contributions. With April 15 approaching, the time is ripe to fund last year's IRA, if you haven't yet done so. Your financial professional can help you decide which type of IRA - Roth or traditional - and which Pioneer funds might best suit your retirement needs.

     Since the 1928 introduction of Pioneer Fund, our flagship fund, we have maintained a singular focus on making sound investment decisions for our shareowners. Today, Pioneer is part of a global financial enterprise, with access to more investment information and resources than at any time in our history - state-of-the-art tools that we use daily to manage our funds with your goals in mind.

     For the latest information about Pioneer funds, as well as timely, informative articles on investing, I invite you to visit us at www.pioneerfunds.com. And to review how your portfolio now stands in light of your personal objectives, please contact your financial professional. The value of an advisor is never more evident than in times like these.

     Thank you for your continued business. Everyone here at Pioneer truly appreciates it.

     Respectfully,

     /s/Daniel T. Geraci
     Daniel T. Geraci
     Pioneer Investment Management, Inc.

     PIONEER BALANCED FUND
     PORTFOLIO SUMMARY 12/31/01

     PORTFOLIO DIVERSIFICATION
   -----------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

                               U.S.
                            GOVERNMENT
                             AGENCY &        TEMPORARY         U.S.        COLLATERALIZED       ASSET       INTERNATIONAL
                             TREASURY          CASH          CORPORATE        MORTGAGE         BACKED          COMMON
U.S. COMMON STOCKS          OBLIGATIONS     INVESTMENTS        BONDS        OBLIGATIONS      SECURITIES        STOCKS
------------------          -----------     -----------      ---------     --------------    ----------     -------------
64.6                           16.30           10.10           6.70             1.00            0.70            0.40


                            DEPOSITARY
                           RECEIPTS FOR
                           INTERNATIONAL
U.S. COMMON STOCKS            STOCKS
------------------         -------------
64.6                           0.20

     SECTOR DISTRIBUTION
   -----------------------------------------------------------------------------
     (As a percentage of total investment in securities)

GOVERNMENT                                        HEALTH    CONSUMER   CONSUMER    CAPITAL    COMMUNICATION
OBLIGATIONS            FINANCIALS   TECHNOLOGY     CARE     STAPLES    CYCLICALS    GOODS       SERVICES       ENERGY    UTILITIES
-----------            ----------   ----------    ------    --------   ---------   -------    -------------    ------    ---------
26.4                      14.00        11.60      10.50       8.40       7.00        5.20         4.90          3.70       3.20

GOVERNMENT               BASIC
OBLIGATIONS            MATERIALS    OTHER     TRANSPORTATION
-----------            ---------    -----     --------------
26.4                     2.40        1.70          1.00

     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
     (As a percentage of total investment in securities)

       1.  General Electric Co.            2.00%   6.  Government National Mortgage    1.24%
                                                       Association,
                                                       Remic Series 1998,
                                                       6.5%, 12/20/25
       2.  U.S. Treasury Notes, 3.5%,      1.70    7.  Federal National Mortgage       1.24
           11/15/06                                    Association, 7.0%, 12/1/31
       3.  Pfizer, Inc.                    1.56    8.  Exxon Mobil Corp.               1.23
       4.  Citigroup, Inc.                 1.29    9.  IBM, Corp.                      1.23
       5.  Microsoft Corp.                 1.26   10.  Government National             1.22
                                                       Mortgage Association,
                                                       7.5%, 8/15/29

     Fund holdings will vary for other periods.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     PERFORMANCE UPDATE 12/31/01                              CLASS A SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE           12/31/01     12/31/00
                             $9.46      $9.94

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/00 - 12/31/01)     DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             $0.198     -              -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index, the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Aggregate
    Bond Index.

AVERAGE ANNUAL TOTAL RETURNS (As of December 31, 2001)

                                                       NET ASSET   PUBLIC OFFERING
                       PERIOD                            VALUE         PRICE*
1 Year                                                  -2.87%        -7.26%
5 Years                                                   4.00          3.05
10 Years                                                  6.35          5.86
Life of Fund 5/17/68                                      8.05          7.90

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.
[CHART]

                                                                 LEHMAN BROTHERS                               LEHMAN BROTHERS
                                          PIONEER BALANCED      GOVERNMENT/CREDIT      STANDARD & POOR'S        AGGREGATE BOND
                                               FUND*                BOND INDEX             500 INDEX                INDEX
                                          ----------------      -----------------      -----------------       ---------------
12/91                                          9550.00               10000.00               10000.00               10000.00
12/92                                         10272.00               10758.00               10761.00               10740.00
                                              11324.00               11947.00               11840.00               11787.00
                                              10836.00               11528.00               12003.00               11443.00
12/95                                         13220.00               13747.00               16497.00               13558.00
                                              14528.00               14144.00               20274.00               14050.00
                                              16550.00               15523.00               27031.00               15406.00
12/98                                         16740.00               16994.00               34740.00               16744.00
                                              17267.00               16629.00               42034.00               16607.00
                                              18196.00               18599.00               38207.00               18538.00
12/01                                         17672.00               20181.00               33684.00               20103.00

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Credit Bond Index is a composite index of the U.S. bond market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset-Backed and Commercial Mortgage-Based Securities indices. Pioneer believes that the Lehman Brothers Aggregate Bond Index is more representative of the issues in the Fund's portfolio than the Lehman Brothers Government/Credit Bond Index and will not provide the Government/Credit Bond Index in the future. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

    Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

     PIONEER BALANCED FUND
     PERFORMANCE UPDATE 12/31/01                              CLASS B SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE           12/31/01     12/31/00
                             $9.36      $9.85

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/00 - 12/31/01)     DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             $0.126     -              -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund, compared to the growth of the Standard & Poor's 500 Index, the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Aggregate Bond Index.

AVERAGE ANNUAL TOTAL RETURNS (As of December 31, 2000)

                       PERIOD                           IF HELD     IF REDEEMED*
1 year                                                 -3.72%         -7.53%
5 Years                                                  3.07           2.91
Life-of-Class                                            5.64           5.64
(4/28/95)

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[CHART]

                                                                 LEHMAN BROTHERS                               LEHMAN BROTHERS
                                          PIONEER BALANCED      GOVERNMENT/CREDIT      STANDARD & POOR'S        AGGREGATE BOND
                                               FUND*                BOND INDEX             500 INDEX                INDEX
                                          ----------------      -----------------      -----------------       ---------------
4/95                                          10000.00               10000.00               10000.00               10000.00
                                              10397.00               10502.00               10653.00               10463.00
12/95                                         11374.00               11202.00               12186.00               11123.00
                                              11455.00               10990.00               13414.00               10988.00
                                              12400.00               11525.00               14977.00               11527.00
                                              13142.00               11841.00               18060.00               11883.00
12/97                                         14010.00               12650.00               19968.00               12640.00
                                              14662.00               13177.00               23497.00               13136.00
                                              14036.00               13848.00               25663.00               13738.00
                                              14444.00               13534.00               28833.00               13550.00
12/99                                         14350.00               13550.00               31050.00               13625.00
                                              14594.00               14116.00               30911.00               14168.00
                                              14981.00               15156.00               28223.00               15209.00
                                              14960.00               15689.00               26341.00               15759.00
12/01                                         14423.00               16445.00               24882.00               16493.00

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Credit Bond Index is a composite index of the U.S. bond market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset-Backed and Commercial Mortgage-Based Securities indices. Pioneer believes that the Lehman Brothers Aggregate Bond Index is more representative of the issues in the Fund's portfolio than the Lehman Brothers Government/Credit Bond Index and will not provide the Government/Credit Bond Index in the future. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

    Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

    PIONEER BALANCED FUND
     PERFORMANCE UPDATE 12/31/01                              CLASS C SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE           12/31/01     12/31/00
                             $9.44      $9.94

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/00 - 12/31/01)     DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             $0.093     -              -

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index, the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Aggregate
    Bond Index.

AVERAGE ANNUAL TOTAL RETURNS (As of December 31, 2001)

                                                       NET ASSET   PUBLIC OFFERING
                       PERIOD                            VALUE       PRICE/CDSC*
1 Year                                                  -4.11%         -5.07%
5 Years                                                   2.96           2.75
Life-of-Class                                             3.85           3.69
(1/31/96)

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.
[CHART]

                                                                 LEHMAN BROTHERS                               LEHMAN BROTHERS
                                          PIONEER BALANCED      GOVERNMENT/CREDIT      STANDARD & POOR'S        AGGREGATE BOND
                                               FUND*                BOND INDEX             500 INDEX                INDEX
                                          ----------------      -----------------      -----------------       ---------------
1/96                                           9900.00               10000.00               10000.00               10000.00
                                               9879.00                9750.00               10660.00                9813.00
                                              10708.00               10225.00               11902.00               10295.00
                                              11377.00               10505.00               14352.00               10613.00
12/97                                         12152.00               11222.00               15868.00               11289.00
                                              12737.00               11691.00               18673.00               11732.00
                                              12185.00               12286.00               20393.00               12269.00
                                              12523.00               12007.00               22910.00               12101.00
12/99                                         12431.00               12022.00               24675.00               12168.00
                                              12624.00               12523.00               24565.00               12653.00
                                              12922.00               13446.00               22429.00               13583.00
                                              12863.00               13919.00               20932.00               14074.00
12/01                                         12390.00               14590.00               19773.00               14730.00

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Credit Bond Index is a composite index of the U.S. bond market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset-Backed and Commercial Mortgage-Based Securities indices. Pioneer believes that the Lehman Brothers Aggregate Bond Index is more representative of the issues in the Fund's portfolio than the Lehman Brothers Government/Credit Bond Index and will not provide the Government/Credit Bond Index in the future. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

    Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

     PIONEER BALANCED FUND
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

The Quantitative Management Group of Prudential Financial is an investment team with over 25 years of investment management experience. The team led by M. Stumpp and James Scott took responsibility for portfolio management of Pioneer Balanced Fund on May 1, 2001. Team members Mike Lenarcic and co-manager John Van Belle oversee and manage the asset allocation of the equity portion of the portfolio; Michael Lillard manages the fixed income portion. In the following interview, Mike, John and Michael explain their management strategy for the Balanced Fund and discuss Fund performance during the year ended December 31, 2001.

Q:  HOW DID THE FUND PERFORM DURING 2001?

A: Corrections in the prices of stocks and corporate bonds in the weeks immediately following September 11 pulled down performance for the year. For the 12 months ended December 31, 2001, Pioneer Balanced Fund Class A shares had a total return of -2.87%. Class B and Class C shares returned -3.72% and -4.11%, respectively.

Q:  WHAT WERE THE PRINCIPAL FACTORS THAT AFFECTED PERFORMANCE?

A: Over the full year, the dominant factor affecting both the stock and bond markets was the weakening economy. Early in the period, the stock market suffered steep corrections, with the sharpest price losses occurring in technology and telecommunications shares that had risen to high valuations in the bull market of the late 1990s. In the fixed income markets, corporate bonds -- with their yield advantages over Treasuries -- did well in the early months. Investors had begun to anticipate that the economy would turn around and begin growing again late in 2001, but the events of September 11 changed all projections. Consumers reduced their expenditures, exacerbating the economic slowdown and driving down even further the prices of stocks. Corporate bonds also lost value in the weeks immediately following September 11 as economic uncertainty caused fears about credit risk. However, late in 2001, some early signs appeared to be pointing toward a potential economic recovery, and stocks and corporate bonds began rebounding from the low points they reached in October. Large-cap technology companies, which had been among the poorer performers early in the year, were among those to perform most strongly during this late-year rally.

Q:  HOW DID THE FUND'S ASSET ALLOCATION BETWEEN STOCKS AND BONDS CHANGE?

A: As we continually looked at the prices in the stock and bond markets, in terms of relative values and risks, we raised the Fund's equity weightings. At one point late in the year, stocks accounted for almost 70% of net assets, al-
  6

     PIONEER BALANCED FUND

   though we have since lowered that weighting to about 65% at the end of the year in view of the recent rally in stocks. Equities had looked more attractive than bonds because of the low current yields of bonds. In addition, stock prices had fallen even before corporate earnings estimates had declined, making current valuations reasonable in terms of earnings outlooks.

Q:  WHAT WERE YOUR PRINCIPAL STRATEGIES IN MANAGING THE STOCK PORTFOLIO?

A: Within the equity portion of the Fund, we continued to have a widely diversified portfolio of more than 275 different stock names. While the characteristics of the equity portfolio was broadly similar to that of the Standard & Poor's 500 Index, we tended to hold more value stocks than the Index. By sector, our largest overweightings relative to the Index at the end of the year were in health services, commercial services, health technology and utilities, while our more significant underweightings tended to be in producer manufacturing, consumer non-durable goods, industrial services and basic materials.

    Our biggest holdings tended to be among the largest companies in the S&P -- major corporations such as General Electric, Microsoft, Pfizer, Citigroup and Intel, but the weightings of those stocks in the portfolio were somewhat different than their weightings in the Index. However, when our portfolio holdings are compared against the Index, our largest overweight positions relative to the S&P 500 were Sears Roebuck & Co., UnitedHealth Group, NVIDIA, Ryan's Family Steak Houses and General Dynamics. Our most significant underweight positions were Wal-Mart, Microsoft, Viacom and General Electric.

Q:  WHAT WERE YOUR PRINCIPAL STRATEGIES IN MANAGING THE FIXED INCOME PORTFOLIO?

A: Compared to the Lehman Brothers Aggregate Bond Index, we were slightly underweight in government securities, slightly overweight in investment-grade corporate securities and even with the Index in mortgage securities. We keep the portfolio's interest-rate sensitivity, as measured by duration, even with that of the Lehman Brothers Index. Consistent with our long-term strategy, we did not invest in any bonds rated below-investment grade.

Q:  WHAT IS YOUR OUTLOOK?

A: We believe the economy will emerge from recession in the first quarter of 2002, which should be positive for equities. In this scenario, most fixed

    PIONEER BALANCED FUND
    PORTFOLIO MANAGEMENT DISCUSSION 12/31/01 (CONTINUED)

    income securities also should have positive total returns, probably close to that of their current yields, with only minor price changes.

    We think corporations, which cut back production during 2001, soon will have to begin replenishing depleted inventories, which should result in an expansion of industrial activity. At the same time, the aggressive actions of the Federal Reserve to inject liquidity into the economy through interest-rate reductions seems to have helped maintain consumer confidence, which should encourage business spending.

    As economic growth increases, we would expect the relative attractiveness of stocks and bonds to change, and we may begin adjusting the Fund's asset allocation to increase our bond holdings and reduce our equity holdings. However, we do not expect to make any major changes in asset allocation.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/01


SHARES                                                                        VALUE
             COMMON STOCKS - 65.2%
             BASIC MATERIALS - 1.5%
             AGRICULTURAL PRODUCTS - 0.4%
 18,600      Corn Products International, Inc.                             $    655,650
                                                                           ------------
             ALUMINUM - 0.4%
 17,288      Alcoa, Inc.                                                   $    614,588
                                                                           ------------
             CHEMICALS - 0.3%
 12,300      Airgas, Inc.*                                                 $    185,976
  7,300      Rohm and Haas Co.                                                  252,799
                                                                           ------------
                                                                           $    438,775
                                                                           ------------
             CHEMICALS (DIVERSIFIED) - 0.1%
  2,100      FMC Corp.*                                                    $    124,950
                                                                           ------------
             CHEMICALS (SPECIALTY) - 0.1%
  4,100      Valspar Corp.                                                 $    162,360
                                                                           ------------
             METALS MINING - 0.0%
    800      Massey Energy Co.                                             $     16,584
                                                                           ------------
             PAPER & FOREST PRODUCTS - 0.2%
  5,700      Georgia-Pacific Corp.                                         $    157,377
  3,900      Weyerhaeuser Co.                                                   210,912
                                                                           ------------
                                                                           $    368,289
                                                                           ------------
             TOTAL BASIC MATERIALS                                         $  2,381,196
                                                                           ------------
             CAPITAL GOODS - 4.8%
             AEROSPACE/DEFENSE - 0.8%
  2,400      Flir Systems, Inc.*                                           $     91,008
 10,800      General Dynamics Corp.                                             860,112
 12,900      Goodrich Corp.                                                     343,398
                                                                           ------------
                                                                           $  1,294,518
                                                                           ------------
             CONTAINERS (METAL & GLASS) - 0.0%
    300      Ball Corp.*                                                   $     21,210
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/01                            (CONTINUED)


SHARES                                                                        VALUE
             ELECTRICAL EQUIPMENT - 2.3%
 16,900      BEI Technologies, Inc.                                        $    294,736
  1,700      Emerson Electric Co.                                                97,070
 81,800      General Electric Co.                                             3,278,544
  3,600      Itron, Inc.*                                                       109,080
                                                                           ------------
                                                                           $  3,779,430
                                                                           ------------
             MACHINERY (DIVERSIFIED) - 0.1%
  1,000      Ingersoll-Rand Co.                                            $     41,810
  2,500      Tecumseh Products Co.                                              126,575
                                                                           ------------
                                                                           $    168,385
                                                                           ------------
             MANUFACTURING (DIVERSIFIED) - 1.1%
  9,100      Acuity Brands, Inc.*                                          $    110,110
  1,500      Hillenbrand Industries, Inc.*                                       82,905
  6,500      Honeywell International, Inc.                                      219,830
  9,100      National Service Industries, Inc.                                   18,382
  1,000      Thermo Electron Corp.*                                              23,860
 11,500      Textron, Inc.                                                      476,790
    900      Tyco International Ltd.                                             53,010
 12,400      United Technologies Corp.                                          801,412
                                                                           ------------
                                                                           $  1,786,299
                                                                           ------------
             MANUFACTURING (SPECIALIZED) - 0.2%
 11,300      Energizer Holdings, Inc.*                                     $    215,265
  2,900      Mettler-Toledo International, Inc.*                                150,365
                                                                           ------------
                                                                           $    365,630
                                                                           ------------
             OFFICE EQUIPMENT & SUPPLIES - 0.1%
  3,900      HON Industries, Inc.                                          $    107,835
                                                                           ------------
             TRUCKS & PARTS - 0.2%
  1,800      Cummins, Inc.                                                 $     69,372
 23,500      Dura Automotive Systems, Inc.*                                     258,500
                                                                           ------------
                                                                           $    327,872
                                                                           ------------
             TOTAL CAPITAL GOODS                                           $  7,851,179
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND


SHARES                                                                        VALUE
             COMMUNICATION SERVICES - 3.6%
             CELLULAR/WIRELESS TELECOMMUNICATIONS - 0.8%
 40,800      AT&T Wireless Services, Inc.*                                 $    586,296
  9,600      Nextel Partners, Inc.*                                             115,200
 24,700      Sprint Corp.-PCS Group*                                            602,927
                                                                           ------------
                                                                           $  1,304,423
                                                                           ------------
             TELECOMMUNICATIONS (LONG DISTANCE) - 1.1%
 45,300      AT&T Corp.                                                    $    821,742
  2,800      Sprint Corp.                                                        56,224
 63,900      WorldCom, Inc.*                                                    899,712
                                                                           ------------
                                                                           $  1,777,678
                                                                           ------------
             TELEPHONE - 1.7%
 21,400      BellSouth Corp.                                               $    816,410
 31,920      SBC Communications, Inc.                                         1,250,306
 16,700      Verizon Communications, Inc.                                       792,582
                                                                           ------------
                                                                           $  2,859,298
                                                                           ------------
             TOTAL COMMUNICATION SERVICES                                  $  5,941,399
                                                                           ------------
             CONSUMER CYCLICALS - 6.6%
             AUTO PARTS & EQUIPMENT - 0.1%
 16,155      Visteon Corp.                                                 $    242,971
                                                                           ------------
             AUTOMOBILES - 0.2%
  1,016      Ford Motor Corp.                                              $     15,972
  5,000      General Motors Corp.                                               243,000
                                                                           ------------
                                                                           $    258,972
                                                                           ------------
             BUILDING MATERIALS - 0.0%
  1,000      Nortek, Inc.*                                                 $     27,900
                                                                           ------------
             GAMING & LOTTERY COMPANIES - 0.1%
  5,700      Mandalay Resort Group*                                        $    121,980
                                                                           ------------
             HOMEBUILDING - 0.5%
 10,100      Centex Corp.                                                  $    576,609
  3,520      M.D.C Holdings, Inc.                                               133,021
  1,500      Pulte Homes, Inc.                                                   67,005
  2,900      Toll Brothers, Inc.*                                               127,310
                                                                           ------------
                                                                           $    903,945
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/01                            (CONTINUED)


SHARES                                                                        VALUE
             LEISURE TIME (PRODUCTS) - 0.5%
  3,300      Activision, Inc.*                                             $     85,833
  3,500      Championship Auto, Inc.*                                            56,315
 11,300      Harley-Davidson, Inc.                                              613,703
                                                                           ------------
                                                                           $    755,851
                                                                           ------------
             PUBLISHING - 0.4%
  6,400      The Intercept Group, Inc.*                                    $    261,760
  8,400      Interactive Data Corp.*                                            118,776
 10,300      Metro One Telecommunications, Inc.*                                311,575
                                                                           ------------
                                                                           $    692,111
                                                                           ------------
             PUBLISHING (NEWSPAPERS) - 0.1%
  4,700      New York Times Co.                                            $    203,275
                                                                           ------------
             RETAIL (BUILDING SUPPLIES) - 1.5%
 29,400      Home Depot, Inc.                                              $  1,499,694
 20,000      Lowe's Companies, Inc.                                             928,200
                                                                           ------------
                                                                           $  2,427,894
                                                                           ------------
             RETAIL (COMPUTERS & ELECTRONICS) - 0.1%
  1,600      Best Buy Co., Inc.*                                           $    119,168
                                                                           ------------
             RETAIL (DEPARTMENT STORES) - 0.2%
  2,800      Kohl's Corp.*                                                 $    197,232
  4,800      Neiman Marcus Group, Inc. *                                        149,136
                                                                           ------------
                                                                           $    346,368
                                                                           ------------
             RETAIL (DISCOUNTERS) - 0.4%
 16,100      99 Cents Only Stores*                                         $    613,410
                                                                           ------------
             RETAIL (GENERAL MERCHANDISE) - 1.2%
    200      Costco Wholesale Corp.*                                       $      8,876
 18,600      Sears, Roebuck and Co.                                             886,104
 19,400      Wal-Mart Stores, Inc.                                            1,116,470
                                                                           ------------
                                                                           $  2,011,450
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND


SHARES                                                                        VALUE
             RETAIL (SPECIALTY) - 0.3%
  4,400      AutoNation, Inc.*                                             $     54,252
  1,300      AutoZone, Inc.*                                                     93,340
  1,200      Group 1 Automotive, Inc.*                                           34,212
  6,000      Williams-Sonoma, Inc*                                              257,400
                                                                           ------------
                                                                           $    439,204
                                                                           ------------
             RETAIL (SPECIALTY-APPAREL) - 0.4%
  8,000      American Eagle Outfitters, Inc.*                              $    209,360
 18,800      Too, Inc.*                                                         517,000
                                                                           ------------
                                                                           $    726,360
                                                                           ------------
             SERVICES (ADVERTISING/MARKETING) - 0.1%
  3,200      Catalina Marketing Corp.*                                     $    111,040
                                                                           ------------
             SERVICES (COMMERCIAL & CONSUMER) - 0.2%
  4,200      Cendant Corp.*                                                $     82,362
 15,000      Exult, Inc.*                                                       240,750
  1,200      Learning Tree International, Inc.*                                  33,480
    800      Wackenhut Corp.*                                                    19,840
                                                                           ------------
                                                                           $    376,432
                                                                           ------------
             TEXTILES (APPAREL) - 0.3%
 12,400      Columbia Sportswear Co.*                                      $    412,920
    600      Liz Claiborne, Inc.                                                 29,850
                                                                           ------------
                                                                           $    442,770
                                                                           ------------
             TOTAL CONSUMER CYCLICALS                                      $ 10,821,101
                                                                           ------------
             CONSUMER STAPLES - 7.8%
             BEVERAGES (ALCOHOLIC) - 0.2%
  3,600      Anheuser-Busch Companies, Inc.                                $    162,756
  2,100      Constellation Brands, Inc.*                                         89,985
                                                                           ------------
                                                                           $    252,741
                                                                           ------------
             BEVERAGES (NON-ALCOHOLIC) - 0.9%
  4,800      The Coca-Cola Co.                                             $    226,320
 23,800      The Pepsi Bottling Group, Inc.*                                    559,300
 15,310      PepsiCo, Inc.                                                      745,444
                                                                           ------------
                                                                           $  1,531,064
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/01                            (CONTINUED)


SHARES                                                                        VALUE
             BROADCASTING (CABLE/TELEVISION/RADIO) - 0.6%
    700      Cox Communications, Inc.*                                     $     29,337
 18,700      Echostar Communications Corp.*                                     513,689
 31,700      Liberty Media Corp.*                                               443,800
                                                                           ------------
                                                                           $    986,826
                                                                           ------------
             DISTRIBUTORS (FOOD & HEALTH) - 0.8%
  1,000      Daisytek International Corp.*                                 $     13,170
  5,000      Fleming Companies, Inc.                                             92,500
 15,000      Supervalu, Inc.                                                    331,800
 29,300      Sysco Corp.                                                        768,246
  1,400      United Natural Foods, Inc.*                                         35,000
                                                                           ------------
                                                                           $  1,240,716
                                                                           ------------
             ENTERTAINMENT - 1.0%
 26,800      AOL Time - Warner, Inc.*                                      $    860,280
 34,800      The Walt Disney Co.                                                721,056
                                                                           ------------
                                                                           $  1,581,336
                                                                           ------------
             FOODS - 0.6%
 15,100      H.J. Heinz Co., Inc.                                          $    620,912
  2,500      Kellogg Co.                                                         75,250
    600      Smithfield Foods, Inc.*                                             13,224
  8,000      Sara Lee Corp.                                                     177,840
    900      Sensient Technologies Corp.*                                        18,729
                                                                           ------------
                                                                           $    905,955
                                                                           ------------
             HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.0%
  4,100      Colgate-Palmolive Co.                                         $    236,775
 16,400      Procter & Gamble Co.*                                            1,297,732
                                                                           ------------
                                                                           $  1,534,507
                                                                           ------------
             PERSONAL CARE - 0.3%
    800      Avon Products, Inc.                                           $     37,200
  6,100      Kimberly-Clark Corp.                                               364,780
 13,300      NBTY, Inc.*                                                        155,610
                                                                           ------------
                                                                           $    557,590
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND


SHARES                                                                        VALUE
             RESTAURANTS - 0.6%
    700      Darden Restaurants                                            $     24,780
 15,400      Ruby Tuesday, Inc.*                                                317,702
 32,200      Ryan's Family Steak Houses, Inc.*                                  697,130
                                                                           ------------
                                                                           $  1,039,612
                                                                           ------------
             RETAIL STORES (FOOD CHAINS) - 0.5%
  2,900      Albertson's, Inc.                                             $     91,321
  1,400      The Great Atlantic & Pacific Tea Co., Inc.*                         33,292
  9,000      Safeway, Inc.*                                                     375,750
  9,900      Tekelec*                                                           179,289
    500      Vastera, Inc.*                                                       8,305
  7,700      Winn-Dixie Stores, Inc.*                                           109,725
    700      WSFS Financial Corp.*                                               12,145
  2,100      The Yankee Candle Co., Inc.*                                        47,586
                                                                           ------------
                                                                           $    857,413
                                                                           ------------
             SERVICES (EMPLOYMENT) - 0.3%
  5,600      Corinthian Colleges, Inc.*                                    $    228,984
  1,900      Education Management Corp.*                                         68,875
  7,200      ITT Educational Services, Inc.*                                    265,464
                                                                           ------------
                                                                           $    563,323
                                                                           ------------
             SPECIALTY PRINTING - 0.4%
 12,000      Deluxe Corp.                                                  $    498,960
  5,200      R.R. Donnelly & Sons Co., Inc.                                     154,388
                                                                           ------------
                                                                           $    653,348
                                                                           ------------
             TOBACCO - 0.6%
 22,000      Philip Morris Co., Inc.                                       $  1,008,700
                                                                           ------------
             TOTAL CONSUMER STAPLES                                        $ 12,713,131
                                                                           ------------
             ENERGY - 3.4%
             OIL & GAS (DRILLING & EQUIPMENT) - 0.0%
    800      Tidewater, Inc.                                               $     27,120
                                                                           ------------
             OIL & GAS (REFINING & MARKETING) - 0.4%
  8,300      Ashland Oil, Inc.                                             $    382,464
 10,900      Frontier Oil Corp.                                                 181,376
  1,400      Valero Energy Corp.                                                 53,368
                                                                           ------------
                                                                           $    617,208
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/01                            (CONTINUED)


SHARES                                                                        VALUE
             OIL (DOMESTIC INTEGRATED) - 0.7%
    400      Amerada Hess Corp.                                            $     25,000
 22,800      Conoco, Inc.                                                       645,240
  2,600      Phillips Petroleum Co.                                             156,676
 10,000      USX-Marathon Group, Inc.                                           300,000
                                                                           ------------
                                                                           $  1,126,916
                                                                           ------------
             OIL (INTERNATIONAL INTEGRATED) - 2.3%
 14,362      ChevronTexaco Corp.                                           $  1,286,979
 51,200      Exxon Mobil Corp.                                                2,012,160
 10,200      Royal Dutch Petroleum Co.                                          500,004
                                                                           ------------
                                                                           $  3,799,143
                                                                           ------------
             TOTAL ENERGY                                                  $  5,570,387
                                                                           ------------
             FINANCIALS - 12.0%
             BANKS (MAJOR REGIONAL) - 1.9%
  4,500      BancOne Corp.                                                 $    175,725
 23,900      FleetBoston Financial Corp.                                        872,350
 12,000      National City Corp.                                                350,880
    500      SunTrust Banks, Inc.                                                31,350
 14,200      U.S. Bancorp                                                       297,206
 28,600      Wachovia Corp.                                                     896,896
 10,900      Wells Fargo & Co.                                                  473,605
                                                                           ------------
                                                                           $  3,098,012
                                                                           ------------
             BANKS (MONEY CENTER) - 1.3%
 21,300      BankAmerica Corp.                                             $  1,340,835
 19,980      J.P. Morgan Chase & Co.                                            726,273
                                                                           ------------
                                                                           $  2,067,108
                                                                           ------------
             BANKS (REGIONAL) - 0.6%
  2,100      Commercial Federal Corp.                                      $     49,350
    800      Hudson United Bancorp*                                              22,960
    500      International Bancshares Corp.*                                     21,075
 20,400      North Fork Bancorporation, Inc.                                    652,596
 11,900      Roslyn Bancorp, Inc.                                               208,250
                                                                           ------------
                                                                           $    954,231
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND


SHARES                                                                        VALUE
             CONSUMER FINANCE - 0.4%
  3,800      Countrywide Credit Industries, Inc.                           $    155,686
 14,600      Charter Municipal Mortgage Acceptance Co.                          237,250
  3,300      Household International, Inc.                                      191,202
                                                                           ------------
                                                                           $    584,138
                                                                           ------------
             FINANCIAL (DIVERSIFIED) - 2.6%
  1,500      American Express Co.                                          $     53,535
 41,700      Citigroup, Inc.                                                  2,105,016
 15,900      Federal National Mortgage Association                            1,264,050
  5,200      Freddie Mac                                                        340,080
  4,700      IndyMac Bancorp, Inc.*                                             109,886
  5,200      Instinet Group, Inc.*                                               52,260
  5,400      Morgan Stanley, Dean Witter and Co.                                302,076
  5,300      Senior Housing Properties Trust                                     73,723
                                                                           ------------
                                                                           $  4,300,626
                                                                           ------------
             INSURANCE (LIFE/HEALTH) - 0.5%
 11,672      Aegon N.V. American (Registered Shares)                       $    312,459
  9,800      AmerUs Group Co.                                                   351,232
  4,800      Lincoln National Corp.                                             233,136
                                                                           ------------
                                                                           $    896,827
                                                                           ------------
             INSURANCE (MULTI-LINE) - 1.4%
 22,653      American International Group, Inc.                            $  1,798,648
  8,900      Loews Corp.                                                        492,882
                                                                           ------------
                                                                           $  2,291,530
                                                                           ------------
             INSURANCE (PROPERTY-CASUALTY) - 0.4%
    900      Allstate Corp.                                                $     30,330
 24,000      Fidelity National Financial, Inc.*                                 595,200
  1,800      Radian Group, Inc.                                                  77,310
                                                                           ------------
                                                                           $    702,840
                                                                           ------------
             INVESTMENT BANK/BROKERAGE - 0.4%
  2,600      A.G. Edwards, Inc.                                            $    114,842
 18,000      E*TRADE Group, Inc.*                                               184,500
    600      Lehman Brothers Holdings, Inc.                                      40,080
    900      Merrill Lynch & Co., Inc.                                           46,908

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/01                            (CONTINUED)


SHARES                                                                        VALUE
  2,900      Raymond James Financial, Inc.*                                $    103,008
  4,100      SWS Group, Inc.                                                    104,345
                                                                           ------------
                                                                           $    593,683
                                                                           ------------
             INVESTMENT MANAGEMENT - 0.6%
  4,200      Affiliated Managers Group, Inc.*                              $    296,016
  5,500      Downey Financial Corp.                                             226,875
 10,700      Federated Investors Inc.*                                          341,116
  6,200      Stilwell Financial, Inc.                                           168,764
                                                                           ------------
                                                                           $  1,032,771
                                                                           ------------
             REAL ESTATE - 0.2%
  4,300      First Industrial Realty Trust, Inc.                           $    133,730
  1,700      Post Properties, Inc.*                                              60,367
  5,200      iStar Financial, Inc.                                              129,740
                                                                           ------------
                                                                           $    323,837
                                                                           ------------
             SAVINGS & LOAN COMPANIES - 1.7%
 21,000      Astoria Financial Corp.                                       $    555,660
 13,300      BankAtlantic Bancorp, Inc.                                         122,094
    200      Charter One Financial, Inc.                                          5,430
 11,600      Golden West Financial Corp.                                        682,660
  1,500      Golden State Bancorp, Inc.                                          39,225
 15,800      Webster Financial Corp.                                            498,174
  5,900      Washington Federal, Inc.                                           152,102
 24,250      Washington Mutual, Inc.                                            792,975
                                                                           ------------
                                                                           $  2,848,320
                                                                           ------------
             TOTAL FINANCIALS                                              $ 19,693,923
                                                                           ------------
             HEALTH CARE - 10.4%
             BIOTECHNOLOGY - 1.4%
  3,100      Amgen, Inc.*                                                  $    174,964
 17,100      Charles River Laboratories International, Inc.*                    572,508
    900      Genentech, Inc.*                                                    48,825
 19,800      Immunex Corp.*                                                     548,658
  8,200      Isis Pharmaceuticals, Inc.*                                        181,958
    200      Invitrogen Corp.*                                                   12,386

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND


SHARES                                                                        VALUE
  3,915      Pharmacia Corp.                                               $    166,975
 33,900      Sicor, Inc.*                                                       531,552
                                                                           ------------
                                                                           $  2,237,826
                                                                           ------------
             HEALTH CARE (DIVERSIFIED) - 2.4%
 12,300      Abbott Laboratories                                           $    685,725
  9,100      Allergan, Inc.                                                     682,955
  2,000      American Home Products Corp.                                       122,720
 23,300      Bristol-Myers Squibb Co.                                         1,188,300
 20,714      Johnson & Johnson                                                1,224,197
                                                                           ------------
                                                                           $  3,903,897
                                                                           ------------
             HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 3.4%
 11,600      Eli Lilly & Co.                                               $    911,064
  4,400      IVAX Corp.*                                                         88,616
 22,700      Merck & Co., Inc.                                                1,334,760
 64,200      Pfizer, Inc.                                                     2,558,370
 19,200      Schering-Plough Corp.                                              687,552
                                                                           ------------
                                                                           $  5,580,362
                                                                           ------------
             HEALTH CARE (DRUGS-GENERIC & OTHER) - 0.1%
  1,400      Barr Laboratories, Inc.*                                      $    111,104
    600      King Pharmaceuticals, Inc.*                                         25,278
    500      Mylan Laboratories, Inc.                                            18,750
                                                                           ------------
                                                                           $    155,132
                                                                           ------------
             HEALTH CARE (HOSPITAL MANAGEMENT) - 0.3%
  9,800      HCA, Inc.                                                     $    377,692
    200      Tenet Healthcare Corp.*                                             11,744
  2,100      Universal Health Services, Inc. (Class B)*                          89,838
                                                                           ------------
                                                                           $    479,274
                                                                           ------------
             HEALTH CARE (LONG TERM CARE) - 0.0%
  2,400      DaVita, Inc.*                                                 $     58,680
                                                                           ------------
             HEALTH CARE (MANAGED CARE) - 1.1%
 10,300      Caremark Rx, Inc.*                                            $    167,993
  6,600      CIGNA Corp.                                                        611,490
  3,200      Express Scripts, Inc.*                                             149,632
 13,800      UnitedHealth Group, Inc.                                           976,626
                                                                           ------------
                                                                           $  1,905,741
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/01                            (CONTINUED)


SHARES                                                                        VALUE
             HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 1.7%
    400      ArthroCare Corp.*                                             $      7,172
 12,000      Baxter International, Inc.                                         643,560
  3,600      Biomet, Inc.*                                                      111,240
  9,600      Cytyc Corp.*                                                       250,560
  2,600      Digene Corp.*                                                       76,700
 14,300      Guidant Corp.*                                                     712,140
  2,300      Henry Schein, Inc.*                                                 85,169
 25,900      Novoste Corp.*                                                     226,366
    200      St. Jude Medical, Inc.*                                             15,530
  9,500      Stryker Corp.                                                      554,515
    700      Techne Corp.*                                                       25,795
    750      Zimmer Holdings, Inc.*                                              22,905
                                                                           ------------
                                                                           $  2,731,652
                                                                           ------------
             TOTAL HEALTH CARE                                             $ 17,052,564
                                                                           ------------
             TECHNOLOGY - 11.5%
             COMMUNICATIONS EQUIPMENT - 1.6%
 95,500      Cisco Systems, Inc.*                                          $  1,729,505
 13,400      Corning, Inc.*                                                     119,528
    700      L-3 Communications Holdings, Inc.*                                  63,000
 43,100      Motorola, Inc.                                                     647,362
    300      Qualcomm, Inc.*                                                     15,150
                                                                           ------------
                                                                           $  2,574,545
                                                                           ------------
             COMPUTER (HARDWARE) - 2.5%
 16,300      Apple Computer, Inc.*                                         $    356,970
 16,300      Dell Computer Corp.*                                               443,034
 37,300      Hewlett-Packard Co.                                                766,142
 16,600      IBM Corp.                                                        2,007,936
 13,900      NCR Corp.*                                                         512,354
                                                                           ------------
                                                                           $  4,086,436
                                                                           ------------
             COMPUTERS (NETWORKING) - 0.2%
 10,200      Overture Services, Inc.*                                      $    361,386
                                                                           ------------
             COMPUTERS (SOFTWARE & SERVICES) - 3.3%
  4,100      Asiainfo Holdings, Inc.*                                      $     71,422
  5,400      BARRA, Inc.*                                                       254,286
 16,400      Computer Associates International, Inc.                            565,636

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND


SHARES                                                                        VALUE
  4,300      Caminus Corp.*                                                $     98,900
 16,900      Citrix Systems, Inc.*                                              382,954
  6,900      Intuit, Inc.*                                                      295,044
    200      Kronos, Inc.*                                                        9,676
  9,200      McAfee.com Corp.*                                                  311,972
 31,200      Microsoft Corp.*                                                 2,067,624
 16,500      Network Associates, Inc.*                                          426,525
  7,500      Numerical Technologies, Inc.*                                      264,000
  2,800      Oracle Corp.*                                                       38,668
  9,400      Synopsys, Inc.*                                                    555,258
  1,100      Unisys Corp.*                                                       13,794
                                                                           ------------
                                                                           $  5,355,759
                                                                           ------------
             ELECTRONICS (DEFENSE) - 0.4%
 18,000      Esterline Technologies Corp.*                                 $    288,180
 26,500      General Motors Corp. (Class H)*                                    409,425
                                                                           ------------
                                                                           $    697,605
                                                                           ------------
             ELECTRONICS (SEMICONDUCTORS) - 2.2%
 12,600      Adaptec, Inc.*                                                $    182,700
 62,800      Intel Corp.                                                      1,975,060
 12,200      NVIDIA Corp.*                                                      816,180
  8,700      Semtech Corp*                                                      310,503
 10,300      Texas Instruments, Inc.                                            288,400
                                                                           ------------
                                                                           $  3,572,843
                                                                           ------------
             EQUIPMENT (SEMICONDUCTOR) - 0.2%
  6,400      KLA-Tencor Corp.*                                             $    317,184
  4,200      Lam Research Corp.*                                                 97,524
                                                                           ------------
                                                                           $    414,708
                                                                           ------------
             SERVICES (DATA PROCESSING) - 1.1%
  3,600      Automatic Data Processing, Inc.                               $    212,040
  7,100      The BISYS Group, Inc.*                                             454,329
  9,700      Electronic Data Systems Corp.                                      664,935
  3,400      First Data Corp.                                                   266,730
  3,900      NDCHealth Corp.                                                    134,745
                                                                           ------------
                                                                           $  1,732,779
                                                                           ------------
             TOTAL TECHNOLOGY                                              $ 18,796,061
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/01                            (CONTINUED)


SHARES                                                                        VALUE
             TRANSPORTATION - 0.9%
             AIR FREIGHT - 0.1%
  2,400      FedEx Corp.*                                                  $    124,512
                                                                           ------------
             AIRLINES - 0.3%
 27,050      Southwest Airlines Co.                                        $    499,884
                                                                           ------------
             RAILROADS - 0.1%
  3,800      Union Pacific Corp.                                           $    216,600
                                                                           ------------
             TRUCKERS - 0.4%
 11,500      Roadway Corp.                                                 $    422,050
 11,900      Yellow Corp.*                                                      298,690
                                                                           ------------
                                                                           $    720,740
                                                                           ------------
             TOTAL TRANSPORTATION                                          $  1,561,736
                                                                           ------------
             UTILITIES - 2.7%
             ELECTRIC COMPANIES - 1.8%
  4,600      American Electric Power Co., Inc.*                            $    200,238
  5,200      Avista Corp.                                                        68,952
  5,300      Dominion Resources, Inc.                                           318,530
  6,200      Duke Energy Corp.                                                  243,412
  4,500      Entergy Corp.                                                      175,995
  5,900      Exelon Corp.                                                       282,492
 14,300      Mirant Corp.*                                                      229,086
  2,400      Northwestern Corp.                                                  50,520
  2,000      Public Service Enterprise Group, Inc.                               84,380
 10,900      Reliant Energy, Inc.                                               289,068
 10,300      TXU Corp.                                                          485,645
 18,500      UtiliCorp United, Inc.                                             465,645
                                                                           ------------
                                                                           $  2,893,963
                                                                           ------------
             NATURAL GAS - 0.6%
  9,400      Dynegy, Inc.                                                  $    239,700
    400      El Paso Energy Corp.                                                17,844
  2,500      Kinder Morgan, Inc.                                                139,225
 22,900      The Williams Co., Inc.                                             584,408
                                                                           ------------
                                                                           $    981,177
                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

  SHARES                                                                     VALUE
                           POWER PRODUCERS (INDEPENDENT) - 0.3%
    11,900                 Calpine Corp.*                                 $    199,801
    10,600                 MDU Resources Group, Inc.                           298,390
                                                                          ------------
                                                                          $    498,191
                                                                          ------------
                           TOTAL UTILITIES                                $  4,373,331
                                                                          ------------
                           TOTAL COMMON STOCKS
                           (Cost $101,672,673)                            $106,756,008
                                                                          ------------

              S&P/MOODY'S
 PRINCIPAL      RATINGS
  AMOUNT      (UNAUDITED)
                            DEBT OBLIGATIONS - 24.7%
                            ASSET BACKED SECURITIES - 0.7%
                            MISCELLANEOUS - 0.4%
$   525,000   AAA/NR        PNC Mortgage Acceptance Corp., 7.33%,
                            10/10/09                                      $    560,795
                                                                          ------------
                            TOTAL MISCELLANEOUS                           $    560,795
                                                                          ------------
                            FINANCIALS - 0.3%
    500,000   AAA/NR        Morgan Stanley Dean Witter & Co., 7.2%,
                            10/15/33                                      $    532,125
                                                                          ------------
                            TOTAL FINANCIALS                              $    532,125
                                                                          ------------
                            TOTAL ASSET BACKED SECURITIES
                            (Cost $1,088,802)                             $  1,092,920
                                                                          ------------
                            COLLATERALIZED MORTGAGE OBLIGATIONS - 1.0%
    825,000   AAA/Aaa       J.P. Morgan Commercial Mortgage Finance
                            Corp., A2, 7.371%, 8/15/32                    $    883,913
    750,000   AAA/Aaa       Keycorp, A2, 7.727%, 2/15/10                       819,765
                                                                          ------------
                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                            (Cost $1,662,008)                             $  1,703,678
                                                                          ------------
                            CORPORATE BONDS - 6.7%
                            BASIC MATERIALS - 0.9%
                            AGRICULTURAL PRODUCTS - 0.1%
    210,000   BBB-/Baa3     Archer-Daniels-Midland, 7.0%, 2/1/31          $    217,350
                                                                          ------------
                            IRON & STEEL - 0.3%
    500,000   BBB+/Baa1     USX Corp., 9.375%, 2/15/12                    $    594,375
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/01                            (CONTINUED)

              S&P/MOODY'S
 PRINCIPAL      RATINGS
  AMOUNT      (UNAUDITED)                                                    VALUE
                            METALS MINING - 0.2%
$   300,000   AA-/Aa3       Rio Tinto Finance USA Ltd., 5.75%, 7/3/06     $    303,750
                                                                          ------------
                            PAPER & FOREST PRODUCTS - 0.3%
    410,000   BBB/Baa1      International Paper Co., 8.0%, 7/8/03         $    432,037
                                                                          ------------
                            TOTAL BASIC MATERIALS                         $  1,547,512
                                                                          ------------
                            CAPITAL GOODS - 0.4%
                            MANUFACTURING (DIVERSIFIED) - 0.4%
    600,000   A+/A2         Tyco Capital Corp., 7.5%, 11/14/03            $    637,500
                                                                          ------------
                            TOTAL CAPITAL GOODS                           $    637,500
                                                                          ------------
                            COMMUNICATION SERVICES - 1.3%
                            TELECOMMUNICATIONS (LONG DISTANCE) - 0.8%
    220,000   BBB+/BAA1     AT&T Corp., 8.0%, 11/15/31 (144A)             $    230,175
    150,000   BBB/Baa2      AT&T Wireless Services, Inc., 8.75%, 3/1/31        170,062
    300,000   A-/Baa1       British Telecom Plc., 8.63%, 12/15/30              345,750
    150,000   BBB+/Baa1     Sprint Capital Corp., 6.88%, 11/15/28              137,813
     55,000   BBB+/Baa1     Sprint Capital Corp., 6.9%, 5/1/19                  51,494
    370,000   BBB+/A3       Worldcom, Inc., 8.25%, 5/15/31                     391,275
                                                                          ------------
                                                                          $  1,326,569
                                                                          ------------
                            TELEPHONE - 0.5%
     80,000   A+/A3         Cingular Wireless, 7.13%, 12/15/31 (144A)     $     81,400
    200,000   A-/A2         Deutsche Telecom International Finance,
                            8.25%, 6/15/30                                     222,000
    275,000   A-/A3         France Telecom, 8.5%, 3/1/31 (144A)                313,844
    150,000   BBB+/Baa1     Qwest Capital Funding, 7.0%, 8/3/09                145,688
                                                                          ------------
                                                                          $    762,932
                                                                          ------------
                            TOTAL COMMUNICATION SERVICES                  $  2,089,501
                                                                          ------------
                            CONSUMER CYCLICALS - 0.4%
                            AUTOMOBILES - 0.4%
    700,000   A/A2          General Motors Acceptance Corp., 5.75%,
                            11/10/03                                      $    712,250
                                                                          ------------
                            TOTAL CONSUMER CYCLICALS                      $    712,250
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

              S&P/MOODY'S
 PRINCIPAL      RATINGS
  AMOUNT      (UNAUDITED)                                                    VALUE
                            CONSUMER STAPLES - 0.7%
                            BEVERAGES (NON-ALCOHOLIC) - 0.2%
$   275,000   BBB-/Baa3     Coca-Cola Enterprises, 6.75%, 9/15/28         $    278,781
                                                                          ------------
                            BROADCASTING (CABLE/TELEVISION/RADIO) - 0.1%
    150,000   A-/Baa1       Continental Cablevision, 8.3%, 5/15/06        $    162,937
                                                                          ------------
                            ENTERTAINMENT - 0.2%
    330,000   BBB+/Baa1     AOL Time Warner, Inc., 7.63%, 4/15/31         $    348,975
                                                                          ------------
                            FOODS - 0.2%
    300,000   A/A2          Heinz (H.J) Co., 6.62%, 7/15/11 (144A)        $    307,875
                                                                          ------------
                            TOTAL CONSUMER STAPLES                        $  1,098,568
                                                                          ------------
                            ENERGY - 0.3%
                            OIL & GAS (PRODUCTION/EXPLORATION) - 0.1%
    240,000   BBB/Baa2      Kerr-McGee Corp., 7.88%, 9/15/31              $    252,900
                                                                          ------------
                            OIL (DOMESTIC INTEGRATED) - 0.1%
    120,000   BBB/Baa2      Occidental Petroleum, 6.75%, 1/15/12          $    120,450
                                                                          ------------
                            OIL (INTERNATIONAL INTEGRATED) - 0.1%
     40,000   A-/A3         Conoco Funding Co., 6.35%, 10/15/11           $     40,350
    140,000   A-/A3         Conoco Funding Co., 7.25%, 10/15/31                147,700
                                                                          ------------
                                                                          $    188,050
                                                                          ------------
                            TOTAL ENERGY                                  $    561,400
                                                                          ------------
                            FINANCIALS - 2.0%
                            BANKS (MAJOR REGIONAL) - 0.2%
    150,000   B-/A1         FleetBoston Financial Corp., 4.88%, 12/1/06   $    146,625
    170,000   A+/Aa2        Wells Fargo & Co. 6.62%, 7/15/04                   180,413
                                                                          ------------
                                                                          $    327,038
                                                                          ------------
                            BANKS (MONEY CENTER) - 0.1%
    170,000   A+/A1         Alcoa, Inc., 6.50%, 6/1/11                    $    175,525
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/01                            (CONTINUED)

              S&P/MOODY'S
 PRINCIPAL      RATINGS
  AMOUNT      (UNAUDITED)                                                    VALUE
                            CONSUMER FINANCE - 1.1%
$ 1,025,000   BBB+/A2       Ford Motor Credit Co., 9.14%, 12/30/14        $  1,099,313
    100,000   A/A2          General Motors Acceptance Corp., 7.75%,
                            1/19/10                                            102,750
    200,000   BBB+/A2       General Motors Acceptance Corp., 8.0%,
                            11/1/31                                            203,500
    220,000   BBB+/Baa1     Qwest Capital Funding, 7.9%, 8/15/10               223,849
    230,000   A/A1          Santander Financial Issuances, 6.8%, 7/15/05       240,639
                                                                          ------------
                                                                          $  1,870,051
                                                                          ------------
                            FINANCIAL (DIVERSIFIED) - 0.1%
    230,000   AA-/Aa3       Associates Corp. NA, 5.75%, 11/1/03           $    239,775
                                                                          ------------
                            INVESTMENT BANK/BROKERAGE - 0.3%
    100,000   A+/A1         Goldman Sachs Group, Inc. 6.65%, 5/15/09      $    102,000
    280,000   A/A3          Lehman Brothers Holdings, 6.63%, 4/1/04            295,750
                                                                          ------------
                                                                          $    397,750
                                                                          ------------
                            SAVINGS & LOAN COMPANIES - 0.2%
    250,000   BBB+/A3       Washington Mutual Capital, Inc., 7.5%,
                            8/15/06                                       $    269,688
                                                                          ------------
                            TOTAL FINANCIALS                              $  3,279,827
                                                                          ------------
                            HEALTH CARE - 0.1%
                            HEALTH CARE (DRUGS/MAJOR PHARMS) - 0.1%
    200,000   AAA/Aaa       Bristol-Myers Squibb, 5.75%, 10/1/11          $    198,000
                                                                          ------------
                            TOTAL HEALTH CARE                             $    198,000
                                                                          ------------
                            TECHNOLOGY - 0.1%
                            COMMUNICATIONS EQUIPMENT - 0.1%
     90,000   A-/A3         Thomson Corp., 6.2%, 1/5/12*                  $     86,513
                                                                          ------------
                            TOTAL TECHNOLOGY                              $     86,513
                                                                          ------------
                            TRANSPORTATION - 0.0%
     70,000   A-/Baa2       Canadian Pacific Railroad, 6.25%, 10/15/11    $     68,950
                                                                          ------------
                            TOTAL TRANSPORTATION                          $     68,950
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

              S&P/MOODY'S
 PRINCIPAL      RATINGS
  AMOUNT      (UNAUDITED)                                                    VALUE
                            UTILITIES - 0.5%
                            ELECTRIC COMPANIES - 0.3%
$   250,000   BBB/Baa2      Dominion Fiber Ventures, 7.05%, 3/15/05
                            (144A)                                        $    255,312
    110,000   BBB-/Baa2     FirstEnergy Corp., 7.38%, 11/15/31                 107,387
     70,000   A-/A3         PPL Electric Utilities, 6.25%, 8/15/09              69,912
     60,000   Baa1/BBB      Progress Energy, Inc., 5.85%, 10/30/08              58,650
                                                                          ------------
                                                                          $    491,261
                                                                          ------------
                            NATURAL GAS - 0.2%
    270,000   BBB-/Baa3     Limestone Electron Trust, 8.63%, 3/15/03
                            (144A)                                        $    272,362
                                                                          ------------
                            TOTAL UTILITIES                               $    763,623
                                                                          ------------
                            TOTAL CORPORATE BONDS
                            (Cost $10,696,629)                            $ 11,043,644
                                                                          ------------
                            US GOVERNMENT AGENCY OBLIGATIONS - 11.2%
    970,000                 Federal National Mortgage Association,
                            5.25%, 6/15/06                                $    986,975
  1,744,909                 Federal National Mortgage Association, 6.0%,
                            11/1/14                                          1,760,718
     38,000                 Federal National Mortgage Association,
                            6.25%, 2/1/11                                       38,665
  1,152,419                 Federal National Mortgage Association, 6.5%,
                            9/25/28                                          1,126,697
    425,000                 Federal National Mortgage Association,
                            6.625%, 11/15/10                                   452,094
  2,647,031                 Federal National Mortgage Association, 7.0%,
                            7/15/05 - 12/1/31                                2,744,184
  1,010,725                 Government National Mortgage Association II,
                            7.50%, 8/20/29                                   1,045,777
  1,401,077                 Government National Mortgage Association,
                            6.5%, 10/15/28                                   1,408,951
  1,419,738                 Government National Mortgage Association,
                            7.0%, 3/15/12 - 11/15/13                         1,482,419
    700,000                 Government National Mortgage Association,
                            7.45%, 6/16/10                                     755,349
  2,400,921                 Government National Mortgage Association,
                            7.5%, 8/15/29 - 1/15/30                          2,489,151

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 12/31/01                            (CONTINUED)

              S&P/MOODY'S
 PRINCIPAL      RATINGS
  AMOUNT      (UNAUDITED)                                                    VALUE
$   488,684                 Government National Mortgage Association,
                            8.0%, 2/15/30                                 $    511,437
  3,073,142                 Government National Mortgage Association,
                            REMIC Series 1998, 6.5%, 11/20/24 - 12/20/25     3,131,536
                                                                          ------------
                            TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                            (Cost $17,766,488)                            $ 17,933,953
                                                                          ------------
                            U.S. TREASURY OBLIGATIONS - 5.1%
    955,000                 U.S. Treasury Bonds, 8.125%, 8/15/19             1,205,754
    675,000                 U.S. Treasury Notes, 3.0%, 11/30/03                675,473
  2,885,000                 U.S. Treasury Notes, 3.5%, 11/15/06              2,781,082
  1,113,000                 U.S. Treasury Notes, 5.0%, 8/15/11               1,110,218
     70,000                 U.S. Treasury Notes, 5.75%, 11/15/05                73,938
      5,000                 U.S. Treasury Notes, 6.0%, 8/15/09                   5,330
  1,290,000                 U.S. Treasury Strip, 0.0%, 11/15/15                570,399
  1,210,000                 U.S. Treasury Strip, 0.0%, 11/15/18                439,024
  1,900,000                 U.S. Treasury Bills, 0.0%, 3/14/02               1,892,875
                                                                          ------------
                            TOTAL U.S. TREASURY OBLIGATIONS
                            (Cost $8,734,358)                             $  8,754,093
                                                                          ------------
                            TOTAL DEBT OBLIGATIONS
                            (Cost $39,948,285)                            $ 40,528,288
                                                                          ------------
                            TOTAL INVESTMENTS IN SECURITIES
                            (Cost $141,620,958)                           $147,284,296
                                                                          ------------
                            TEMPORARY CASH INVESTMENT - 10.1%
                            GOVERNMENT SECURITY - 10.1%
 16,580,000                 Federal Home Loan Mortgage Association,
                            0.0%, 1/2/02                                    16,579,305
                                                                          ------------
                            TOTAL TEMPORARY CASH INVESTMENT
                            (Cost $16,579,305)                            $ 16,579,305
                                                                          ------------
                            TOTAL INVESTMENTS IN SECURITIES AND TEMPORARY CASH
                            INVESTMENT - 100%
                            (Cost $158,200,263) (a)(b)                    $163,863,601
                                                                          ============

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

*    Non-income producing security

144A Security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2001, the value of these securities amounted to $1,460,968 or 0.88% of total net assets.

(a) At December 31, 2001, the net unrealized gain on investments based on cost for federal income tax purposes of $158,269,975 was as follows:

Aggregate gross unrealized gain for all investments in which
there is an excess of value over tax cost                     $13,002,017
Aggregate gross unrealized loss for all investments in which
there is an excess of tax cost over value                      (7,408,391)
                                                              -----------
 Net unrealized gain                                          $ 5,593,626
                                                              ===========

(b) At December 31, 2001, the Fund had a net capital loss carryforward of $1,527,766 which will expire in 2006 if not utilized.

     Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2001 were as follows:

                                                          PURCHASES         SALES
                                                         ------------    ------------
Long-term U.S. Government                                  65,165,300      79,445,693
Other Long-term Securities                                144,397,192     153,922,584

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     BALANCE SHEET 12/31/01

  ASSETS:
     Investment in securities, at value (including temporary
  cash       investment of $16,579,305) (cost $158,200,263)       $163,863,601
     Receivables -
        Investment securities sold                                   1,600,000
        Fund shares sold                                               340,228
        Dividends and interest                                         488,351
        Variation margin                                               109,125
     Other                                                               2,782
                                                                  ------------
           Total assets                                           $166,404,087
                                                                  ------------
  LIABILITIES:
     Payables -
        Investment securities purchased                           $    629,403
        Fund shares repurchased                                        108,087
     Due to bank                                                        61,115
     Due to affiliates                                                 171,430
     Accrued expenses                                                   79,118
                                                                  ------------
           Total liabilities                                      $  1,049,153
                                                                  ------------
  NET ASSETS:
     Paid-in capital                                              $161,176,934
     Accumulated undistributed net investment income                   135,519
     Accumulated net realized loss on investments and futures
        contracts                                                   (1,578,848)
     Net unrealized gain on investments                              5,663,338
     Net unrealized loss on futures                                    (42,009)
                                                                  ------------
           Total net assets                                       $165,354,934
                                                                  ============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $141,745,801/14,988,917 shares)            $       9.46
                                                                  ============
     Class B (based on $18,110,226/1,934,956 shares)              $       9.36
                                                                  ============
     Class C (based on $5,498,907/582,273 shares)                 $       9.44
                                                                  ============
  MAXIMUM OFFERING PRICE:
     Class A                                                      $       9.91
                                                                  ============
     Class C                                                      $       9.54
                                                                  ============

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     STATEMENT OF OPERATIONS
     FOR THE YEAR ENDED 12/31/01

 INVESTMENT INCOME:
    Dividends (Net of foreign taxes withheld of $6,270)       $  1,532,906
    Interest                                                     4,037,318
                                                               -----------
          Total investment income                                                $  5,570,224
                                                                                  -----------
 EXPENSES:
    Management fees                                           $  1,106,000
    Transfer agent fees
       Class A                                                     379,275
       Class B                                                      63,037
       Class C                                                      25,093
    Distribution fees
       Class A                                                     374,719
       Class B                                                     162,546
       Class C                                                      40,120
    Administrative fees                                             23,002
    Custodian fees                                                  60,807
    Registration fees                                               44,537
    Professional fees                                               62,938
    Printing                                                        65,438
    Fees and expenses of nonaffiliated trustees                      4,914
    Miscellaneous                                                   13,489
                                                               -----------
          Total expenses                                                         $  2,425,915
          Less fees paid indirectly                                                   (23,754)
                                                                                  -----------
          Net expenses                                                           $  2,402,161
                                                                                  -----------
             Net investment income                                               $  3,168,063
                                                                                  -----------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS:
    Net realized gain (loss) from:
       Investments                                            $  5,773,678
       Futures contracts                                          (832,676)
                                                               -----------
    Net realized gain on investments and futures contracts                       $  4,941,002
                                                                                  -----------
    Change in net unrealized gain from:
       Investments                                            $(13,232,537)
       Futures contracts                                           (42,009)
                                                               -----------
    Net unrealized loss on investments and futures
     contracts                                                                   $(13,274,546)
                                                                                  -----------
    Net loss on investments and futures contracts                                  (8,333,544)
                                                                                  -----------
    Net decrease in net assets resulting from operations                         $ (5,165,481)
                                                                                 ============

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE YEARS ENDED 12/31/01 AND 12/31/00

                                                           YEAR ENDED      YEAR ENDED
 FROM OPERATIONS:                                           12/31/01        12/31/00
 Net investment income                                    $  3,168,063    $  5,924,597
 Net realized gain on investments and futures contracts      4,941,002       5,956,360
 Change in net unrealized gain (loss) on investments and
   futures contracts                                       (13,274,546)     (1,639,783)
                                                          ------------    ------------
       Net increase (decrease) in net assets resulting
          from operations                                 $ (5,165,481)   $ 10,241,174
                                                          ------------    ------------
 DISTRIBUTIONS TO SHAREOWNERS:
 Net investment income:
       Class A ($0.20 and $0.31 per share, respectively)  $ (3,106,820)   $ (5,689,401)
       Class B ($0.13 and $0.21 per share, respectively)      (209,814)       (374,531)
       Class C ($0.09 and $0.17 per share, respectively)       (36,335)        (60,926)
                                                          ------------    ------------
   Total distributions to shareowners                     $ (3,352,969)   $ (6,124,858)
                                                          ------------    ------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                         $ 32,197,464    $ 19,475,823
 Reinvestment of distributions                               2,998,350       5,429,278
 Cost of shares repurchased                                (44,015,931)    (84,791,799)
                                                          ------------    ------------
    Net decrease in net assets resulting from fund share
      transactions                                        $ (8,820,117)   $(59,886,698)
                                                          ------------    ------------
    Net decrease in net assets                            $(17,338,567)   $(55,770,382)
 NET ASSETS:
 Beginning of year                                         182,693,501     238,463,883
                                                          ------------    ------------
 End of year (including accumulated undistributed net
   investment income of $135,519 and $111,819,
   respectively)                                          $165,354,934    $182,693,501
                                                          ============    ============

 CLASS A                           '01 SHARES    '01 AMOUNT    '00 SHARES    '00 AMOUNT
 Shares sold                       1,941,576    $ 18,621,814   1,582,091    $ 15,523,917
 Reinvestment of distributions       285,684       2,778,084     513,908       5,034,106
 Less shares repurchased           (3,622,626)   (34,843,159)  (7,803,634)   (76,263,550)
                                   ----------   ------------   ----------   ------------
          Net decrease             (1,395,366)  $(13,443,261)  (5,707,635)  $(55,705,527)
                                   ==========   ============   ==========   ============
 CLASS B
 Shares sold                         971,635    $  9,143,947     284,707    $  2,760,842
 Reinvestment of distributions        19,364         186,722      35,008         339,782
 Less shares repurchased            (721,539)     (6,914,235)   (715,344)     (6,912,304)
                                   ----------   ------------   ----------   ------------
          Net increase (decrease)    269,460    $  2,416,434    (395,629)   $ (3,811,680)
                                   ==========   ============   ==========   ============
 CLASS C
 Shares sold                         467,061    $  4,431,703     121,681    $  1,191,064
 Reinvestment of distributions         3,458          33,544       5,660          55,390
 Less shares repurchased            (232,992)     (2,258,537)   (166,424)     (1,615,945)
                                   ----------   ------------   ----------   ------------
          Net increase (decrease)    237,527    $  2,206,710     (39,083)   $   (369,491)
                                   ==========   ============   ==========   ============

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     FINANCIAL HIGHLIGHTS 12/31/01

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                            CLASS A                         12/31/01       12/31/00       12/31/99       12/31/98       12/31/97
       Net asset value, beginning of year                   $   9.94       $   9.73       $   9.74       $  10.15       $  10.65
                                                            --------       --------       --------       --------       --------
       Increase (decrease) from investment operations:
        Net investment income                               $   0.19       $   0.30       $   0.31       $   0.30       $   0.41
        Net realized and unrealized gain (loss) on
       investments and
          futures contracts                                    (0.47)          0.22          (0.01)         (0.18)          1.03
                                                            --------       --------       --------       --------       --------
           Net increase (decrease) from investment
       operations                                           $  (0.28)      $   0.52       $   0.30       $   0.12       $   1.44
       Distributions to shareowners:
        Net investment income                                  (0.20)         (0.31)         (0.31)         (0.30)         (0.40)
        Net realized gain                                          -              -              -          (0.23)         (1.54)
                                                            --------       --------       --------       --------       --------
       Net increase (decrease) in net asset value           $  (0.48)      $   0.21       $  (0.01)      $  (0.41)      $  (0.50)
                                                            --------       --------       --------       --------       --------
       Net asset value, end of year                         $   9.46       $   9.94       $   9.73       $   9.74       $  10.15
                                                            ========       ========       ========       ========       ========
       Total return*                                           (2.87)%         5.38%          3.15%          1.14%         13.92%
       Ratio of net expenses to average net assets+             1.31%          1.23%          1.23%          1.17%          1.19%
       Ratio of net investment income to average net
         assets+                                                1.97%          2.96%          3.21%          2.92%          3.55%
       Portfolio turnover rate                                   133%            17%            46%            94%           122%
       Net assets, end of year (in thousands)               $141,746       $162,855       $214,866       $257,419       $274,695
       Ratios assuming reduction for fees paid
         indirectly:
          Net expenses                                          1.30%          1.20%          1.21%          1.16%          1.17%
          Net investment income                                 1.98%          2.99%          3.23%          2.93%          3.57%

       *   Assumes initial investment at net asset value at the
           beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
           return would be reduced if sales charges were taken into
           account.
       +   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     FINANCIAL HIGHLIGHTS 12/31/01

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                            CLASS B                         12/31/01       12/31/00       12/31/99       12/31/98       12/31/97
       Net asset value, beginning of year                   $  9.85        $  9.64        $  9.65        $ 10.08        $ 10.59
                                                            -------        -------        -------        -------        -------
       Increase (decrease) from investment operations:
        Net investment income                               $  0.12        $  0.19        $  0.22        $  0.23        $  0.32
        Net realized and unrealized gain (loss) on
       investments and
          futures contracts                                   (0.48)          0.23          (0.01)         (0.21)          1.02
                                                            -------        -------        -------        -------        -------
           Net increase (decrease) from investment
       operations                                           $ (0.36)       $  0.42        $  0.21        $  0.02        $  1.34
       Distributions to shareowners:
        Net investment income (loss)                          (0.13)         (0.21)         (0.22)         (0.22)         (0.31)
        Net realized gain                                         -              -              -          (0.23)         (1.54)
                                                            -------        -------        -------        -------        -------
       Net increase (decrease) in net asset value           $ (0.49)       $  0.21        $ (0.01)       $ (0.43)       $ (0.51)
                                                            -------        -------        -------        -------        -------
       Net asset value, end of year                         $  9.36        $  9.85        $  9.64        $  9.65        $ 10.08
                                                            =======        =======        =======        =======        =======
       Total return*                                          (3.72)%         4.39%          2.24%          0.19%         12.98%
       Ratio of net expenses to average net assets+            2.20%          2.15%          2.14%          2.03%          2.01%
       Ratio of net investment income to average net
         assets+                                               1.04%          2.03%          2.30%          2.09%          2.65%
       Portfolio turnover rate                                  133%            17%            46%            94%           122%
       Net assets, end of year (in thousands)               $18,110        $16,413        $19,865        $22,737        $13,789
       Ratios assuming reduction of fees paid indirectly:
        Net expenses                                           2.19%          2.13%          2.12%          2.01%          1.99%
        Net investment income                                  1.05%          2.05%          2.32%          2.11%          2.67%

       *   Assumes initial investment at net asset value at the
           beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
           return would be reduced if sales charges were taken into
           account.
       +   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     FINANCIAL HIGHLIGHTS 12/31/01

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                            CLASS C                         12/31/01       12/31/00       12/31/99       12/31/98       12/31/97
       Net asset value, beginning of period                  $ 9.94         $ 9.73         $ 9.75         $10.17         $10.62
                                                             ------         ------         ------         ------         ------
       Increase (decrease) from investment operations:
        Net investment income                                $ 0.13         $ 0.15         $ 0.21         $ 0.23         $ 0.33
        Net realized and unrealized gain (loss) on
          investments and futures contracts                   (0.54)          0.23          (0.02)         (0.20)          1.07
                                                             ------         ------         ------         ------         ------
           Net increase (decrease) from investment
             operations                                      $(0.41)        $ 0.38         $ 0.19         $ 0.03         $ 1.40
       Distributions to shareowners:
        Net investment income                                 (0.09)         (0.17)         (0.21)         (0.22)         (0.31)
        Net realized gain                                         -              -              -          (0.23)         (1.54)
                                                             ------         ------         ------         ------         ------
       Net increase (decrease) in net asset value            $(0.50)        $ 0.21         $(0.02)        $(0.42)        $(0.45)
                                                             ------         ------         ------         ------         ------
       Net asset value, end of year                          $ 9.44         $ 9.94         $ 9.73         $ 9.75         $10.17
                                                             ======         ======         ======         ======         ======
       Total return*                                          (4.11)%         3.95%          2.02%          0.27%         13.48%
       Ratio of net expenses to average net assets+            2.44%          2.61%          2.38%          2.12%          2.03%
       Ratio of net investment income to average net
         assets+                                               0.75%          1.56%          2.09%          2.01%          2.68%
       Portfolio turnover rate                                  133%            17%            46%            94%           122%
       Net assets, end of period (in thousands)              $5,499         $3,426         $3,734         $3,778         $1,900
       Ratios assuming reduction of fees paid indirectly:
          Net expenses                                         2.43%          2.59%          2.35%          2.09%          1.98%
          Net investment income                                0.76%          1.58%          2.12%          2.04%          2.73%

        * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
        +  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     NOTES TO FINANCIAL STATEMENTS 12/31/01

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Balanced Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek capital growth and current income.

    The Fund offers three classes of shares -- Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

    The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

      Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. All discounts/premiums are accreted/amortized for financial reporting purposes (see Note 7). Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where

     PIONEER BALANCED FUND

     the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    B. FUTURES CONTRACTS

      The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Fund. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging and trading strategies and potentially result in a loss. As of December 31, 2001, open contracts were as follows:

----------------------------------------------------------------
                NUMBER OF
                CONTRACTS    SETTLEMENT    MARKET    UNREALIZED
TYPE           LONG/(SHORT)    MONTH       VALUE     GAIN/(LOSS)
----------------------------------------------------------------
U.S. T-Bonds   72            Mar-02      $7,310,250  ($45,572)
CBT 5-YR Note  72            Mar-02      $7,619,625  $3,563
----------------------------------------------------------------

    C. FEDERAL INCOME TAXES

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompany-

     PIONEER BALANCED FUND
     NOTES TO FINANCIAL STATEMENTS 12/31/01                      (CONTINUED)

     ing financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      The tax character of distributions paid during the year ended December 31, 2001 and 2000 were as follows:

                                                        2001         2000
         DISTRIBUTIONS PAID FROM:
           Ordinary Income                           $3,352,969   $6,124,858
           Long-Term capital gain                            --           --
                                                     ----------   ----------
           Return of Capital                         $       --   $       --
                                                     ----------   ----------
                                  Total              $3,352,969   $6,124,858

      The following shows components of distributable earnings on a federal income tax basis at December 31, 2001. These amounts do not include the capital loss carryforward.

                                                                     2001
         Undistributed ordinary income                            $  112,140
         Undistributed long-term gain                                     --
         Unrealized appreciation                                   5,593,626
                                                                  ----------
                                  Total                           $5,705,766

      The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

      At December 31, 2001, the Fund reclassified $514,643 from accumulated net realized loss on investments to accumulated undistributed net investment income. This reclassification has no impact on the net asset value and is designed to present the Fund's capital accounts on a tax basis.

    D. FUND SHARES

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $17,012 in underwriting commissions on the sale of fund shares during the year ended December 31, 2001.

    E. CLASS ALLOCATIONS

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respec-

     PIONEER BALANCED FUND

      tively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

    2. MANAGEMENT AGREEMENT

    Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion; and 0.55% of the excess over $5 billion. PIM has appointed Prudential Securities, Inc. as the Fund's subadviser. As compensation for its subadvisory services, PIM pays Prudential Securities, Inc. a management fee at the annual rate of 0.45% of the Fund's average daily net assets.

    In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2001, $93,973 was payable to PIM related to management fees, administrative fees and certain other services.

    3. TRANSFER AGENT

    PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $29,736 in transfer agent fees payable to PIMSS at December 31, 2001.

    4. DISTRIBUTION PLANS

    The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a

     PIONEER BALANCED FUND
     NOTES TO FINANCIAL STATEMENTS 12/31/01                      (CONTINUED)

    service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $47,721 in distribution fees payable to PFD at December 31, 2001.

    In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2001, CDSCs in the amount of $70,824 were paid to PFD.

    5. EXPENSE OFFSETS

    The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 2001, the Fund's expenses were reduced by $23,754 under such arrangements.

    6. LINE OF CREDIT FACILITY

    The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 2001, the Fund had no borrowings under this agreement.

     PIONEER BALANCED FUND

    7. CHANGE IN ACCOUNTING POLICY

    As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting/amortizing discount or premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this change had no impact on total net assets of the Fund, but resulted in a $306,037 reduction in cost of securities and a corresponding $306,037 increase in net unrealized appreciation (depreciation), based on securities held by the Fund on January 1, 2001.

    The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $70,796, decrease unrealized appreciation (depreciation) by $328,597 and increase net realized gains (losses) by $399,393. The statement of changes in net assets and financial highlights have not been restated to reflect this change in presentation.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF
PIONEER BALANCED FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Balanced Fund (the Fund) as of December 31, 2001 and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Balanced Fund as of December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 15, 2002

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
   INVESTMENT ADVISER
   Pioneer Investment Management, Inc.

   CUSTODIAN
   Brown Brothers Harriman & Co.

   INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP

   PRINCIPAL UNDERWRITER
   Pioneer Funds Distributor, Inc.

   LEGAL COUNSEL
   Hale and Dorr LLP

   SHAREOWNER SERVICES AND TRANSFER AGENT
   Pioneer Investment Management Shareholder Services, Inc.

   TRUSTEES AND OFFICERS

   The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 59 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston Massachusetts 02109.

   The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

      --------------------------------------------------------------------------------
      INTERESTED TRUSTEES
         NAME, AGE AND ADDRESS       POSITION HELD    TERM OF OFFICE/LENGTH OF SERVICE
      John F. Cogan, Jr. (75)*      Chairman of the   Trustee since 1982.
                                    Board, Trustee    Serves until retirement or
                                    and President     removal.

      * Mr. Cogan is an interested trustee because he is an officer or director of the
        Fund's investment advisor and certain of its affiliates.
      --------------------------------------------------------------------------------
      Daniel T. Geraci (44)**       Trustee and       Trustee since October, 2001.
                                    Executive Vice    Serves until retirement or
                                    President         removal.

      ** Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

      --------------------------------------------------------------------------------
      INDEPENDENT TRUSTEES
         NAME, AGE AND ADDRESS       POSITION HELD    TERM OF OFFICE/LENGTH OF SERVICE
      Mary K. Bush (53)             Trustee           Trustee since 1997.
      4201 Cathedral Avenue, NW,                      Serves until retirement or
      Washington, DC, 20016                           removal.

      --------------------------------------------------------------------------------
      Richard H. Egdahl, M.D. (75)  Trustee           Trustee since 1992.
      Boston University Healthcare                    Serves until retirement or
      Entrepreneurship Program,                       removal.
      53 Bay State Road,
      Boston, MA 02215

      --------------------------------------------------------------------------------
      Margaret B.W. Graham (54)     Trustee           Trustee since 1990.
      1001 Sherbrooke Street West,                    Serves until retirement or
      Montreal, Quebec, Canada                        removal.

      -------------------------------------------------------------------------------------
      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS          OTHER DIRECTORSHIPS HELD
      Deputy Chairman and a Director of Pioneer    Director of Harbor Global Company, Ltd.
      Global Asset Management S.p.A. (PGAM);
      Non-Executive Chairman and a Director of
      Pioneer Investment Management USA Inc.
      (PIM-USA); Chairman and a Director of
      Pioneer; President of all of the Pioneer
      Funds; and Of Counsel (since 2000, Partner
      prior to 2000), Hale and Dorr LLP (counsel
      to PIM-USA and the Pioneer Funds)
      -------------------------------------------------------------------------------------
      Director and CEO-US of PGAM since November   None
      2001; Director, Chief Executive Officer and
      President of PIM-USA since October 2001;
      Director of Pioneer Funds Distributor, Inc.
      and Pioneer Investment Management
      Shareholder Services, Inc. since October
      2001; President and a Director of Pioneer
      and Pioneer International Corporation since
      October 2001; Executive Vice President of
      all of the Pioneer Funds since October
      2001; President of Fidelity Private Wealth
      Management Group from 2000 through October
      2001; and Executive Vice
      President-Distribution and Marketing of
      Fidelity Investments Institutional Services
      and Fidelity Investments Canada Ltd. prior
      to 2000

      -------------------------------------------------------------------------------------
      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS          OTHER DIRECTORSHIPS HELD
      President, Bush & Co. (international         Director and/or Trustee of Brady
      financial advisory firm)                     Corporation (industrial identification
                                                   and specialty coated material products
                                                   manufacturer), Mastec Inc.
                                                   (communications and energy
                                                   infrastructure), Mortgage Guaranty
                                                   Insurance Corporation, R.J. Reynolds
                                                   Tobacco Holdings, Inc. (tobacco) and
                                                   Student Loan Marketing Association
                                                   (secondary marketing of student loans)
      -------------------------------------------------------------------------------------
      Alexander Graham Bell Professor of Health    None
      Care Entrepreneurship, Boston University;
      Professor of Management, Boston University
      School of Management; Professor of Public
      Health, Boston University School of Public
      Health; Professor of Surgery, Boston
      University School of Medicine; University
      Professor, Boston University
      -------------------------------------------------------------------------------------
      Founding Director, The Winthrop Group, Inc.  None
      (consulting firm); Professor of Management,
      Faculty of Management, McGill University

      --------------------------------------------------------------------------------
      INDEPENDENT TRUSTEES
         NAME, AGE AND ADDRESS       POSITION HELD    TERM OF OFFICE/LENGTH OF SERVICE
      Marguerite A. Piret (53)      Trustee           Trustee since 1982.
      One Boston Place, 26th                          Serves until retirement or
      Floor,                                          removal.
      Boston, MA 02108

      --------------------------------------------------------------------------------
      Stephen K. West (73)          Trustee           Trustee since 1993.
      125 Broad Street,                               Serves until retirement or
      New York, NY 10004                              removal.

      --------------------------------------------------------------------------------
      John Winthrop (65)            Trustee           Trustee since 1985.
      One North Adgers Wharf,                         Serves until retirement or
      Charleston, SC 29401                            removal.

      --------------------------------------------------------------------------------
      FUND OFFICERS
         NAME, AGE AND ADDRESS       POSITION HELD    TERM OF OFFICE/LENGTH OF SERVICE
      Joseph P. Barri (55)          Secretary         Since 1973.
                                                      Serves at the discretion of
                                                      Board.
      --------------------------------------------------------------------------------
      Dorothy E. Bourassa (54)      Assistant         Since November, 2000.
                                    Secretary         Serves at the discretion of
                                                      Board.

      --------------------------------------------------------------------------------
      Vincent Nave (56)             Treasurer         Since November, 2000.
                                                      Serves at the discretion of
                                                      Board.

      --------------------------------------------------------------------------------
      Luis I. Presutti (36)         Assistant         Since November, 2000.
                                    Treasurer         Serves at the discretion of
                                                      Board.

      --------------------------------------------------------------------------------
      John F. Daly III (36)         Assistant         Since November, 2000.
                                    Treasurer         Serves at the discretion of
                                                      Board.

      -------------------------------------------------------------------------------------
      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS          OTHER DIRECTORSHIPS HELD
      President, Newbury, Piret & Company, Inc.    Director, Organogenesis Inc. (tissue
      (merchant banking firm)                      engineering company)

      -------------------------------------------------------------------------------------
      Of Counsel, Sullivan & Cromwell (law firm)   Director, Dresdner RCM Global Strategic
                                                   Income Fund, Inc. and The Swiss Helvetia
                                                   Fund, Inc. (closed-end investment
                                                   companies), AMVESCAP PLC (investment
                                                   managers) and First ING Life Insurance
                                                   Company of New York
      -------------------------------------------------------------------------------------
      President, John Winthrop & Co., Inc.         Director of NUI Corp. (energy sales,
      (private investment firm)                    services and distribution)

      -------------------------------------------------------------------------------------
      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS          OTHER DIRECTORSHIPS HELD
      Partner, Hale and Dorr LLP; Secretary of     None
      all of the Pioneer Funds
      -------------------------------------------------------------------------------------
      Secretary of PIM-USA; Senior Vice            None
      President-Legal of Pioneer; and Secretary/
      Clerk of most of PIM-USA's subsidiaries
      since October 2000; Assistant Secretary of
      all of the Pioneer Funds since November
      2000; Senior Counsel, Assistant Vice
      President and Director of Compliance of
      PIM-USA from April 1998 through October
      2000; Vice President and Assistant General
      Counsel, First Union Corporation from
      December 1996 through March 1998
      -------------------------------------------------------------------------------------
      Vice President-Fund Accounting and Custody   None
      Services of Pioneer (Manager from September
      1996 to February 1999); and Treasurer of
      all of the Pioneer Funds (Assistant
      Treasurer from June 1999 to November 2000)
      -------------------------------------------------------------------------------------
      Assistant Vice President-Fund Accounting,    None
      Administration and Custody Services of
      Pioneer (Fund Accounting Manager from 1994
      to 1999); and Assistant Treasurer of all of
      the Pioneer Funds since November 2000
      -------------------------------------------------------------------------------------
      Global Custody and Settlement Division
      Manager of PIM-USA; and Assistant Treasurer
      of all of the Pioneer Funds since November
      2000

--------------------------------------------------------------------------------
     THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
UNITED STATES
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund+
Pioneer Mid Cap Value Fund
Pioneer Small Company Fund
Pioneer Small Cap Value Fund++
Pioneer Tax Managed Fund

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer International Equity Fund**
(formerly Pioneer World Equity Fund)
Pioneer International Value Fund**
(formerly Pioneer International Growth Fund)

SECTOR FUNDS
Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity Income Fund
Pioneer Value Fund (formerly Pioneer II)

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax Free Income Fund

MONEY MARKET FUND
Pioneer Cash Reserves Fund*

 *An investment in the Fund is not insured or guaranteed by the Federal
  Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

**Name change effective July 30, 2001.

 +Name change effective September 21, 2001.

++Name change effective September 6, 2001.

Note: Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on
      September 28, 2001. Pioneer Limited Maturity Bond Fund merged into Pioneer Bond Fund on September 28, 2001.

--------------------------------------------------------------------------------
     RETIREMENT PLANS FROM PIONEER

    Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.



    INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

    TRADITIONAL IRA*

    For anyone under age 70 1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.



    ROTH IRA*

    Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.



    EMPLOYER-SPONSORED PLANS



    401(k) PLAN*

    Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.



    SIMPLE IRA PLAN*

    The Savings Incentive Match Plan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

    * Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

--------------------------------------------------------------------------------




    403(b) PLAN*

    Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.



    SEP-IRA

    The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 15% of income, while maintaining complete contribution flexibility each year.



    PROFIT SHARING PLAN

    Companies can decide each year whether -- and how much -- to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.



    AGE-BASED PROFIT SHARING PLAN

    Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.



    MONEY PURCHASE PENSION PLAN (MPP)

    Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.



    DEFINED BENEFIT PENSION PLAN

    Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

    * Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

--------------------------------------------------------------------------------
     PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

     Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

     FACTFONE(SM)
     Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

     6-MONTH REINSTATEMENT PRIVILEGE (FOR CLASS A AND CLASS B SHARES) Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months from your redemption. You have the choice of investing in any Pioneer fund, provided the account has the exact same registration and meets the Fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

     INVESTOMATIC PLAN
     An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

     PAYROLL INVESTMENT PROGRAM (PIP)
     Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

     AUTOMATIC EXCHANGE PROGRAM
     A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

     DIRECTED DIVIDENDS
     Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

     DIRECT DEPOSIT
     Lets you move money into your bank account using electronic funds transfer (EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

     SYSTEMATIC WITHDRAWAL PLAN (SWP)
     Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------

                           THIS PAGE FOR YOUR NOTES.

    HOW TO CONTACT PIONEER

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   CALL US FOR:

   ACCOUNT INFORMATION, including existing accounts,
   new accounts, prospectuses, applications
   and service forms                                       1-800-225-6292

   FACTFONE(SM) for automated fund yields, prices,
   account information and transactions                    1-800-225-4321

   RETIREMENT PLANS INFORMATION                            1-800-622-0176

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

   WRITE TO US:

   PIMSS, Inc.
   P.O. Box 9014
   Boston, Massachusetts 02205-9014

   OUR TOLL-FREE FAX                                       1-800-225-4240

   OUR INTERNET E-MAIL ADDRESS              ASK.PIONEER@PIONEERINVEST.COM

   (for general questions about Pioneer only)

   VISIT OUR WEBSITE:                                WWW.PIONEERFUNDS.COM

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
   FUND PROSPECTUS.

[PIONEER LOGO]

PIONEER INVESTMENT MANAGEMENT, INC.                                11067-00-0202

60 STATE STREET                                  PIONEER FUNDS DISTRIBUTOR, INC.

BOSTON, MASSACHUSETTS 02109                G UNDERWRITER OF PIONEER MUTUAL FUNDS

WWW.PIONEERFUNDS.COM                      RECYCLE LOGO PRINTED ON RECYCLED PAPER